Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BLACK KNIGHT FINANCIAL SERVICES, INC. 601 RIVERSIDE AVENUE JACKSONVILLE, FL 32204 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E32266-Z70867 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BLACK KNIGHT FINANCIAL SERVICES, INC. The board of directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1.Approval of the adoption of the Agreement and Plan of Merger (the Merger Agreement), dated as of June 8, 2017, by and among New BKH Corp., a Delaware corporation, Black Knight Financial Services, Inc., a Delaware corporation, Black Knight Holdco Corp., a Delaware corporation, New BKH Merger Sub, Inc., a Delaware corporation, BKFS Merger Sub, Inc., a Delaware corporation, and Fidelity National Financial, Inc., a Delaware corporation. 2.Approval of an adjournment of the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the special meeting to approve Proposal 1 in accordance with the Merger Agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PRELIMINARY FORM OF PROXY Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E32267-Z70867 BLACK KNIGHT FINANCIAL SERVICES, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLACK KNIGHT FINANCIAL SERVICES, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [•], 2017 The undersigned hereby appoints the Chief Executive Officer, Chief Financial Officer and Corporate Secretary of Black Knight Financial Services, Inc. (Black Knight), and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Black Knight common stock held of record by the undersigned as of [•], 2017, at the Special Meeting of Stockholders to be held at 8:30 a.m., local time, in the Peninsular Auditorium at 601 Riverside Avenue, Jacksonville, FL 32204 on [•], 2017, or any adjournment thereof. This instruction and proxy card is also solicited by the Board of Directors of Black Knight for use at the Special Meeting of Stockholders on [•], 2017 at 8:30 a.m., local time, from persons who participate in the Black Knight Financial Services, Inc. 401(k) Profit Sharing Plan (the 401(k) Plan). By signing this instruction and proxy card, the undersigned hereby instructs Wells Fargo Bank Minnesota, N.A. (the Trustee for the 401(k) Plan) to exercise the voting rights relating to any shares of Black Knight common stock allocable to his or her account(s) as of [•], 2017. For shares voted by mail, this instruction and proxy card is to be returned to the tabulation agent (Black Knight Financial Services, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717). All voting instructions for shares in the 401(k) Plan, whether voted by mail, telephone or Internet, must be received by 11:59 p.m., Eastern Time, on [•], 2017. The Trustee will tabulate the votes from all 401(k) Plan participants received by the deadline and will determine the ratio of votes for and against each item. The Trustee will then vote all shares held in the 401(k) Plan according to these ratios. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Continued and to be signed on reverse side